                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 125,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Non-Employee Director Deferred Compensation Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 5th day of February, 1997.




                                   /s/ Ruth S. Block
                                   -----------------------------------
                                   Ruth S. Block

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 125,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Non-Employee Director Deferred Compensation Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 24th day of January, 1997.




                                   /s/ Russell G. Cleary
                                   -----------------------------------
                                   Russell G. Cleary

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 125,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Non-Employee Director Deferred Compensation Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 23rd day of January, 1997.




                                   /s/ James J. Howard
                                   -----------------------------------
                                   James J. Howard

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 125,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Non-Employee Director Deferred Compensation Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 24th day of January, 1997.




                                   /s/ Joel W. Johnson
                                   -----------------------------------
                                   Joel W. Johnson

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 125,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Non-Employee Director Deferred Compensation Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 25th day of January, 1997.




                                   /s/ Jerry W. Levin
                                   -----------------------------------
                                   Jerry W. Levin

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 125,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Non-Employee Director Deferred Compensation Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 27th day of January, 1997.




                                   /s/ Reuben F. Richards
                                   -----------------------------------
                                   Reuben F. Richards

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 125,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Non-Employee Director Deferred Compensation Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 24th day of January, 1997.




                                   /s/ Richard L. Schall
                                   -----------------------------------
                                   Richard L. Schall

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 125,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Non-Employee Director Deferred Compensation Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 3rd day of February, 1997.




                                   /s/ Roland Schulz
                                   -----------------------------------
                                   Roland Schulz

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 125,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Non-Employee Director Deferred Compensation Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 22nd day of January, 1997.




                                   /s/ Philip L. Smith
                                   -----------------------------------
                                   Philip L. Smith

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 125,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Non-Employee Director Deferred Compensation Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 27th day of January, 1997.




                                   /s/ Hugo Uyterhoeven
                                   -----------------------------------
                                   Hugo Uyterhoeven

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 125,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1997 Non-Employee Director Deferred Compensation Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 5th day of February, 1997.




                                   /s/ Albrecht Woeste
                                   -----------------------------------
                                   Albrecht Woeste